                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     January 10, 1997
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


United States of America                 0-16337                  51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware           19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020


                                         Page 1 of 93
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E, Floating Rate Asset Backed Certificates Series 1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-I, Floating Rate Asset Backed Certificates Series 1994-J, Floating Rate Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate Credit Card Certificates Series 1995-M, Floating Rate Credit Card Certificates Series 1995-N, Floating Rate Credit Card Certificates Series 1995-O, Floating Rate Credit Card Certificates Series 1995-P, Floating
             Rate Credit Card Certificates Series 1996-Q, Floating Rate Credit Card Certificates Series 1996-R and Floating Rate Credit Card Certificates Series 1996-S.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-I.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28M.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-Q.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-R. (Due Period Ending: November, 1996)

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-R. (Due Period Ending: December, 1996)

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-S. (Due Period Ending: November, 1996)

       28Q. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-S. (Due Period Ending: December, 1996)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: January 10, 1997       By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Backed Certificates Series 1994-I,
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Credit
                  Card Certificates Series 1996-Q, Floating
                  Rate Credit Card Certificates Series
                  1996-R and Floating Rate Credit Card
                  Certificates Series 1996-S.

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1993-H.

  28E.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-I.

  28F.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-J.

  28G.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1994-K.

  28H.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 7.15% Credit Card
                  Certificates Series 1994-L.

  28I.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-M.

  28J.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-N.

  28K.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-O.

  28L.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-P.

  28M.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-Q.


  28N.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-R. (Due
                  Period Ending: November, 1996)

  28O.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-R. (Due
                  Period Ending: December, 1996)

  28P.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-S. (Due
                  Period Ending: November, 1996)

  28Q.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-S. (Due
                  Period Ending: December, 1996)

                                                                     Exhibit 28A


                        MONTHLY SERVICER'S CERTIFICATE



                              FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                January 7, 1997

              ---------------------------------------------------



The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:


  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing
      Agreement.

  2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
      Agreement.

  3.  The undersigned are Servicing Officers.

  4.  The aggregate amount of Collections
      processed for the Due Period for this
      Distribution Date was equal to . . . .          $3,506,436,746.58

  5.  (a)  The aggregate amount of such Collections
      allocated to Principal Receivables for the
      Due Period for this Distribution Date was
      equal to . . . . . . . . . . . . . . . .        $3,272,664,922.95

      (b)  The aggregate amount of such Collections
      allocated to Finance Charge Receivables for the
      Due Period for this Distribution Date was
      equal to . . . . . . . . . . . . . . . .          $233,771,823.63

  6.  The aggregate Interchange Amount, (which
      will be included as Finance Charge Receivables
      for all Series), for this distribution
      date was equal to. . . . . . . . . . . .           $41,032,860.63

  7.  The Invested Percentage of Collections
      allocated to Principal Receivables
      for the Due Period was equal to for:
      Series 1992-E . . . . . . . . . . . . . .                   6.387%
      Series 1993-F . . . . . . . . . . . . . .                   4.471%
      Series 1993-H . . . . . . . . . . . . . .                   4.471%
      Series 1994-I . . . . . . . . . . . . . .                   3.194%
      Series 1994-J . . . . . . . . . . . . . .                   3.194%
      Series 1994-K . . . . . . . . . . . . . .                   3.194%
      Series 1994-L . . . . . . . . . . . . . .                   3.194%
      Series 1995-M . . . . . . . . . . . . . .                   3.650%
      Series 1995-N . . . . . . . . . . . . . .                   3.650%
      Series 1995-O . . . . . . . . . . . . . .                   3.650%
      Series 1995-P . . . . . . . . . . . . . .                   3.650%
      Series 1996-Q . . . . . . . . . . . . . .                   6.570%
      Series 1996-R . . . . . . . . . . . . . .                   2.920%
      Series 1996-S . . . . . . . . . . . . . .                   5.110%


  8.  The Invested Percentage of Collections
      allocated to Finance Charge Receivables for
      the Due Period was equal to for:
      Series 1992-E . . . . . . . . . . . . . .                   6.387%
      Series 1993-F . . . . . . . . . . . . . .                   4.471%
      Series 1993-H . . . . . . . . . . . . . .                   4.471%
      Series 1994-I . . . . . . . . . . . . . .                   2.927%
      Series 1994-J . . . . . . . . . . . . . .                   3.194%
      Series 1994-K . . . . . . . . . . . . . .                   3.194%
      Series 1994-L . . . . . . . . . . . . . .                   3.194%
      Series 1995-M . . . . . . . . . . . . . .                   3.650%
      Series 1995-N . . . . . . . . . . . . . .                   3.650%
      Series 1995-O . . . . . . . . . . . . . .                   3.650%
      Series 1995-P . . . . . . . . . . . . . .                   3.650%
      Series 1996-Q . . . . . . . . . . . . . .                   6.570%
      Series 1996-R . . . . . . . . . . . . . .                   2.920%
      Series 1996-S . . . . . . . . . . . . . .                   5.110%

   9.  The Invested Percentage with respect to
       the Investor Default Amount for
       the Due Period was equal to for:
       Series 1992-E . . . . . . . . . . . . . .                   6.387%
       Series 1993-F . . . . . . . . . . . . . .                   4.471%
       Series 1993-H . . . . . . . . . . . . . .                   4.471%
       Series 1994-I . . . . . . . . . . . . . .                   2.927%
       Series 1994-J . . . . . . . . . . . . . .                   3.194%
       Series 1994-K . . . . . . . . . . . . . .                   3.194%
       Series 1994-L . . . . . . . . . . . . . .                   3.194%
       Series 1995-M . . . . . . . . . . . . . .                   3.650%
       Series 1995-N . . . . . . . . . . . . . .                   3.650%
       Series 1995-O . . . . . . . . . . . . . .                   3.650%
       Series 1995-P . . . . . . . . . . . . . .                   3.650%
       Series 1996-Q . . . . . . . . . . . . . .                   6.570%
       Series 1996-R . . . . . . . . . . . . . .                   2.920%
       Series 1996-S . . . . . . . . . . . . . .                   5.110%

  10.  The aggregate amount of drawings or payments,
       if any, under the Enhancement, if any,
       required to be made on the next succeeding
       Distribution Date is equal to for:
       Series 1992-E . . . . . . . . . . . . . .                   $0.00
       Series 1993-F . . . . . . . . . . . . . .                   $0.00
       Series 1993-H . . . . . . . . . . . . . .                   $0.00
       Series 1994-I . . . . . . . . . . . . . .                   $0.00
       Series 1994-J . . . . . . . . . . . . . .                   $0.00
       Series 1994-K . . . . . . . . . . . . . .                   $0.00
       Series 1994-L . . . . . . . . . . . . . .                   $0.00
       Series 1995-M . . . . . . . . . . . . . .                   $0.00
       Series 1995-N . . . . . . . . . . . . . .                   $0.00
       Series 1995-O . . . . . . . . . . . . . .                   $0.00
       Series 1995-P . . . . . . . . . . . . . .                   $0.00
       Series 1996-Q . . . . . . . . . . . . . .                   $0.00
       Series 1996-R . . . . . . . . . . . . . .                   $0.00
       Series 1996-S . . . . . . . . . . . . . .                   $0.00

  11.  The amount of interest due on the Cash
       Collateral Account loan, if applicable,
       required to be paid on the next Distribution
       Date is equal to for:
       Series 1992-E . . . . . . . . . . . . . .              $53,568.80
       Series 1993-F . . . . . . . . . . . . . .              $38,791.67
       Series 1993-H . . . . . . . . . . . . . .              $39,008.31
       Series 1994-I . . . . . . . . . . . . . .              $20,159.75
       Series 1994-J . . . . . . . . . . . . . .              $24,008.15
       Series 1994-K . . . . . . . . . . . . . .              $25,474.73
       Series 1994-L . . . . . . . . . . . . . .              $17,468.27
       Series 1995-M . . . . . . . . . . . . . .                   $0.00
       Series 1995-N . . . . . . . . . . . . . .                   $0.00
       Series 1995-O . . . . . . . . . . . . . .                   $0.00
       Series 1995-P . . . . . . . . . . . . . .                   $0.00
       Series 1996-Q . . . . . . . . . . . . . .                   $0.00
       Series 1996-R . . . . . . . . . . . . . .                   $0.00
       Series 1996-S . . . . . . . . . . . . . .                   $0.00

  12.  The amount of Monthly Servicing Fee
       required to be paid on the next succeeding
       Distribution Date is equal to for:
       Series 1992-E . . . . . . . . . . . . . .           $1,666,666.67
       Series 1993-F . . . . . . . . . . . . . .           $1,225,000.00
       Series 1993-H . . . . . . . . . . . . . .           $1,166,666.67
       Series 1994-I . . . . . . . . . . . . . .             $763,888.89
       Series 1994-J . . . . . . . . . . . . . .             $833,333.33
       Series 1994-K . . . . . . . . . . . . . .             $833,333.33
       Series 1994-L . . . . . . . . . . . . . .             $833,333.33
       Series 1995-M . . . . . . . . . . . . . .             $952,380.96
       Series 1995-N . . . . . . . . . . . . . .             $952,380.96
       Series 1995-O . . . . . . . . . . . . . .             $952,380.96
       Series 1995-P . . . . . . . . . . . . . .             $952,380.96
       Series 1996-Q . . . . . . . . . . . . . .           $1,714,285.71
       Series 1996-R . . . . . . . . . . . . . .             $888,888.90  *
       Series 1996-S . . . . . . . . . . . . . .           $1,555,555.55  *
  13.  The aggregate amount payable to Investor
       Certificateholders on the succeeding
       Distribution Date in respect of interest
       is equal to for:
       Series 1992-E . . . . . . . . . . . . . .           $5,208,333.33
       Series 1993-F . . . . . . . . . . . . . .           $3,456,250.00
       Series 1993-H . . . . . . . . . . . . . .           $3,397,916.67
       Series 1994-I . . . . . . . . . . . . . .           $2,213,368.06
       Series 1994-J . . . . . . . . . . . . . .           $2,435,416.67
       Series 1994-K . . . . . . . . . . . . . .           $2,421,875.00
       Series 1994-L . . . . . . . . . . . . . .           $2,979,166.67
       Series 1995-M . . . . . . . . . . . . . .           $2,793,771.43
       Series 1995-N . . . . . . . . . . . . . .           $2,757,813.10
       Series 1995-O . . . . . . . . . . . . . .           $2,795,729.75
       Series 1995-P . . . . . . . . . . . . . .           $2,769,063.09
       Series 1996-Q . . . . . . . . . . . . . .           $4,942,367.15
       Series 1996-R . . . . . . . . . . . . . .           $3,571,131.44  *
       Series 1996-S . . . . . . . . . . . . . .           $6,325,174.45  *
  14.  The aggregate amount payable to Investor
       Certificateholders on the succeeding
       Distribution Date in respect of principal
       is equal to for:
       Series 1992-E . . . . . . . . . . . . . .                   $0.00
       Series 1993-F . . . . . . . . . . . . . .                   $0.00
       Series 1993-H . . . . . . . . . . . . . .                   $0.00
       Series 1994-I . . . . . . . . . . . . . .          $41,666,666.67
       Series 1994-J . . . . . . . . . . . . . .                   $0.00
       Series 1994-K . . . . . . . . . . . . . .                   $0.00
       Series 1994-L . . . . . . . . . . . . . .                   $0.00
       Series 1995-M . . . . . . . . . . . . . .                   $0.00
       Series 1995-N . . . . . . . . . . . . . .                   $0.00
       Series 1995-O . . . . . . . . . . . . . .                   $0.00
       Series 1995-P . . . . . . . . . . . . . .                   $0.00
       Series 1996-Q . . . . . . . . . . . . . .                   $0.00
       Series 1996-R . . . . . . . . . . . . . .                   $0.00
       Series 1996-S . . . . . . . . . . . . . .                   $0.00

       * Includes amounts from November 26, 1996 Closing Date to January 15, 1997 Distribution Date

  15.  The excess, if any, of the First Chicago Amount
       over the Aggregate Principal Receivables
       required to be maintained pursuant to the
       Agreement . . . . . . . . . . . . . . . .       $6,684,977,235.36

  16.  The First Chicago Amount for the Due
       Period divided by Aggregate Principal
       Receivables for the Due Period . . . . . . . . .           42.964%

  17.  The Minimum First Chicago Interest
       Percentage . . . . . . . . . . . . . . . . . . .            7.000%

  18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

  19.  As of the date hereof, to the best
       knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

  20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

  21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

  22. During the preceding calendar month, the number of newly - originated Accounts was 42,141.


       IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer



                                  By: /s/ Michael J. Sheahan
                                      --------------------------------------
                                                  Servicing Officer


                                  By: /s/ Charlotte Drevant
                                      --------------------------------------
                                                   Servicing Officer

                                                                     Exhibit 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                    January 7, 1997

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1992-E  Certificateholders on the
        Payment Date per $1,000 interest. . . .             $5.208

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1992-E  Certificates,
        per $1,000 interest . . . . . . . . . .             $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1992-E  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .             $5.208

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $252,788,017.94

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1992-E  Certificates. . . . .        $17,552,220.31

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1992-E
        Certificates, per $1,000 interest. . . .               $17.552

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by
        the Exchangeable Seller's Certificate
        and by the Investor Certificates of
        all Series). . . . . . . . . . . . . . .    $15,656,405,810.36

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1992-E
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .      $1,000,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1992-E  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  6.387%

    d.  The Invested Percentage with respect
        to Principal Receivables for the
        Series 1992-E  Certificates for the
        Due Period with respect to the
        current Distribution Date . . . . . . .                  6.387%

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $952,675,623.98

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1992-E
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .              $6,870,332.62

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1992-E  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

        The amount of the Monthly Servicing
        Fee payable by the Trust to the Servicer
        for the current Distribution Date .            $1,666,666.67

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                     $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .          $120,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1992-E
        Certificates as of such Due Period . . .                12.000%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Michael J. Sheahan
                                            -------------------------
                                      Title:         Vice President

                                                                     Exhibit 28C


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                                January 7, 1997

              ---------------------------------------------------


                     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


          A.  Information Regarding the Current Distribution
              (Stated on the Basis of $1000 Original Principal Amount).

              1.  The total amount of the distribution to
                  Series 1993-F Certificateholders on the
                  Payment Date per $1,000 interest. . . .            $4.938

              2.  The amount of the distribution set forth
                  in paragraph 1 above in respect of
                  principal on the Series 1993-F Certificates,
                  per $1,000 interest . . . . . . . . . .            $0.000

              3.  The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on
                  the Series 1993-F Certificates, per $1,000
                  interest. . . . . . . . . . . . . . . .            $4.938

     B.   Information Regarding the Performance of the Trust.

          1.  Collections of Receivables.

          a.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Investor Certificates of all Series .         $252,788,017.94

          b.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Series 1993-F Certificates. . . . .            $11,353,220.90

          c.  The amount of Collections of Receivables
              processed for the Due Period with respect
              to the current Distribution Date which were
              allocated in respect of Series 1993-F
              Certificates, per $1,000 interest. . . .                  $16.219

          d.  Excess Principal Collections allocated in
              respect of the Series 1993-F Certificates,
              if any. . . . . . . . . . . . . . . . . .                   $0.00

          2.  Receivables in Trust.

          a.  Aggregate Principal Receivables for the
              Due Period with respect to the current
              Distribution Date (which reflects the
              Principal Receivables represented by the
              Exchangeable Seller's Certificate and by
              the Investor Certificates of all Series).      $15,656,405,810.36

          b.  The amount of Principal Receivables in
              the Trust represented by the Series 1993-F
              Certificates (the "Invested Amount") for
              the Due Period with respect to the current
              Distribution Date . . . . . . . . . . .           $700,000,000.00

          c.  The Invested Percentage with respect to
              Finance Charge Receivables (including
              Interchange) and Defaulted Receivables for
              the Series 1993-F Certificates for the Due
              Period with respect to the current
              Distribution Date . . . . . . . . . . .                    4.471%

          d.  The Invested Percentage with respect
              to Principal Receivables for the
              Series 1993-F Certificates for the
              Due Period with respect to the
              current Distribution Date . . . . . . .                    4.471%

          e.  The Pre-Allocated Invested Amount for
              the Due period with respect to the
              current Distribution Date . . . . . . .                     $0.00

          3.  Delinquent Balances.

              The aggregate amount of outstanding
              balances in the Accounts which were 30
              or more days delinquent as of the end of
              the Due Period for the current Distribution
              Date. . . . . . . . . . . . . . .                 $952,675,623.98

          4.  Investor Default Amount.

              The aggregate amount of all Defaulted
              Receivables written off as uncollectible
              during the Due Period with respect
              to the current Distribution Date
              allocable to the Series 1993-F
              Certificates (the "Investor Default
              Amount"). . . . . . . . . . . . .                   $4,809,232.84

          5.  Investor Charge-Offs.

          a.  The amount of the Investor Charge-Offs
              per $1,000 interest after reimbursement
              of any such Investor Charge-Offs for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . .                        $0.000

          b.  The amount attributable to Investor Charge-Offs,
              if any, by which the principal balance of
              the Series 1993-F Certificates exceeds
              the Invested Amount as of the end of the
              day on the Record Date with respect
              to the current Distribution Date. .                         $0.00

          6.  Monthly Servicing Fee.

          a.  The amount of the Monthly Servicing Fee
              payable from Available Funds by the
              Trust to the Servicer with respect to
              the current Distribution Date . . .                   $291,666.67

          b.  The amount of the Interchange Monthly
              Servicing Fee payable to the Servicer
              with respect to the current
              Distribution Date . . . . . . . . .                   $933,333.33

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account (the "Available
              Cash Collateral Amount") as of the end
              of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made in respect of the preceding Due
              Period . . . . . . . . . . . . . . .               $91,000,000.00

          c.  The Available Cash Collateral Amount
              as computed in 7.b. as a percentage of the
              Invested Amount of the Series 1993-F
              Certificates as of such Due Period . . .                  13.000%

     C. The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Investor Charge-Offs set forth
              in B.5.a. above and for the distributions of
              principal set forth in A.2 above to the
              Initial Invested Amount).  The amount of a
              Certificateholder's pro rata share of the
              Invested Amount can be determined by
              multiplying the original denomination of the
              holder's Certificate by the Pool Factor . .         100.00000000%

     D.  Deficit Controlled Amortization Amount.

           1. The Deficit Controlled Amortization Amount
              for the preceding Due Period. . . . . .                     $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28D



                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-H
                                    January 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-H  Certificateholders on the
                 Payment Date per $1,000 interest. . . .        $4.854

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1993-H  Certificates,
                 per $1,000 interest . . . . . . . . . .        $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-H  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .        $4.854

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $252,788,017.94

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-H  Certificates. . . . .        $11,557,387.56

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-H
                 Certificates, per $1,000 interest. . . .               $16.511

             d. Excess Principal Collections allocated in
                respect of the Series 1993-H Certificates,
                if any. . . . . . . . . . . . . . . . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series)    $15,656,405,810.36

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-H
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-H  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.471%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-H  Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.471%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $952,675,623.98

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-H
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $4,809,232.84

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-H  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $437,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $729,166.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account (the "Available
              Cash Collateral Amount") as of the end
              of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made in respect of the preceding Due
              Period . . . . . . . . . . . . . . .               $91,000,000.00

          c.  The Available Cash Collateral Amount
              as computed in 7.b. as a percentage of the
              Invested Amount of the Series 1993-H
              Certificates as of such Due Period . . .                   13.000%

     C.   The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Investor Charge-Offs set forth
              in B.5.a. above and for the distributions of
              principal set forth in A.2 above to the
              Initial Invested Amount).  The amount of a
              Certificateholder's pro rata share of the
              Invested Amount can be determined by
              multiplying the original denomination of the
              holder's Certificate by the Pool Factor . .          100.00000000%

     D.   Deficit Controlled Amortization Amount.

          1.  The Deficit Controlled Amortization Amount
              for the preceding Due Period. . . . . .                     $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:  Vice President

                                                           Exhibit 28E


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-I
                                    January 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-I Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-I  Certificateholders on the
                 Payment Date per $1,000 interest. . . .    $87.760

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-I  Certificates,
                 per $1,000 interest . . . . . . . . . .    $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-I  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .    $ 4.427

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $252,788,017.94

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-I  Certificates. . . . .       $112,082,541.93

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-I
                 Certificates, per $1,000 interest. . . .              $224.165

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-I Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-I Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,656,405,810.36

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-I
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $458,333,333.33

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-I  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.927%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-I
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.194%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $952,675,623.98

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-I
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,148,902.45

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-I  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $286,458.33

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $477,430.56

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $57,291,666.67

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-I
                 Certificates as of such Due Period . . .               12.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       83.33333333%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28F

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-J
                                    January 7, 1997

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-J Certificateholders on the
        Payment Date per $1,000 interest. . . .           $4.871

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994-J Certificates,
        per $1,000 interest . . . . . . . . . .           $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-J Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .           $4.871

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $252,788,017.94

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-J Certificates. . . . .          $8,255,276.83

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-J
        Certificates, per $1,000 interest. . . .               $16.511

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-J Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-J Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,656,405,810.36

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-J
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-J Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.194%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-J
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.194%

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .                $952,675,623.98

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1994-J
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .                  $3,435,166.31

    5.  Investor Charge-Offs.

        a.  The amount of the Investor Charge-Offs
            per $1,000 interest after reimbursement
            of any such Investor Charge-Offs for the
            Due Period with respect to the current
            Distribution Date . . . . . . . . .                   $0.000

        b.  The amount attributable to Investor Charge-Offs,
            if any, by which the principal balance of
            the Series 1994-J Certificates exceeds
            the Invested Amount as of the end of the
            day on the Record Date with respect
            to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

        a.  The amount of the Monthly Servicing Fee
            payable from Available Funds by the
            Trust to the Servicer with respect to
            the current Distribution Date . . .              $312,500.00

        b.  The amount of the Interchange Monthly
            Servicing Fee payable to the Servicer
            with respect to the current
            Distribution Date . . . . . . . . .              $520,833.33

    7.  Available Cash Collateral Amount.

        a.  The amount, if any, withdrawn
            from the Cash Collateral Account
            for the current Distribution Date
            (the "Withdrawal Amount") . . . . .                    $0.00

        b.  The amount available to be withdrawn from
            the Cash Collateral Account (the "Available
            Cash Collateral Amount") as of the end
            of the day on the current Distribution
            Date, after giving effect to all
            withdrawals, deposits and payments to be
            made in respect of the preceding Due
            Period . . . . . . . . . . . . . . .            $65,000,000.00

        c.  The Available Cash Collateral Amount
            as computed in 7.b. as a percentage of the
            Invested Amount of the Series 1994-J
            Certificates as of such Due Period . . .                13.000%

C. The Pool Factor.

            The Pool Factor (which represents the ratio
            of the Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Investor Charge-Offs set forth
            in B.5.a. above and for the distributions of
            principal set forth in A.2 above to the
            Initial Invested Amount).  The amount of a
            Certificateholder's pro rata share of the
            Invested Amount can be determined by multi-
            plying the original denomination of the
            holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

        1.  The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Michael J. Sheahan
                                            ---------------------------
                                      Title:         Vice President

                                                                    Exhibit 28 G

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-K
                                    January 7, 1997

               ---------------------------------------------------


                    Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


          A.  Information Regarding the Current Distribution
              (Stated on the Basis of $1000 Original Principal Amount).

              1.  The total amount of the distribution to
                  Series 1994-K  Certificateholders on the
                  Payment Date per $1,000 interest. . . .                $4.844

              2.  The amount of the distribution set forth
                  in paragraph 1 above in respect of
                  principal on the  Series 1994-K  Certificates,
                  per $1,000 interest . . . . . . . . . .                $0.000

              3.  The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on
                  the Series 1994-K  Certificates, per $1,000
                  interest. . . . . . . . . . . . . . . .                $4.844

     B.   Information Regarding the Performance of the Trust.

          1.  Collections of Receivables.

          a.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Investor Certificates of all Series.          $252,788,017.94

          b.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Series 1994-K  Certificates. . . . .            $8,255,276.83

          c.  The amount of Collections of Receivables
              processed for the Due Period with respect
              to the current Distribution Date which were
              allocated in respect of Series 1994-K
              Certificates, per $1,000 interest. . . .                  $16.511

          d.  Excess Finance Charge Collections allocated
              in respect of the Series 1994-K Certificates,
              if any. . . . . . . . . . . . . . . . . .                   $0.00

          e.  Excess Principal Collections allocated in
              respect of the Series 1994-K Certificates,
              if any. . . . . . . . . . . . . . . . . .                   $0.00

          2.  Receivables in Trust.

          a.  Aggregate Principal Receivables for the
              Due Period with respect to the current
              Distribution Date (which reflects the
              Principal Receivables represented by the
              Exchangeable Seller's Certificate and by
              the Investor Certificates of all Series).      $15,656,405,810.36

          b.  The amount of Principal Receivables in
              the Trust represented by the Series 1994-K
              Certificates (the "Invested Amount") for
              the Due Period with respect to the current
              Distribution Date . . . . . . . . . . .           $500,000,000.00

          c.  The Invested Percentage with respect to
              Finance Charge Receivables (including
              Interchange) and Defaulted Receivables for
              the Series 1994-K  Certificates for the Due
              Period with respect to the current
              Distribution Date . . . . . . . . . . .                    3.194%

          d.  The Invested Percentage with respect to
              Principal Receivables for the Series 1994-K
              Certificates for the Due Period with respect
              to the current Distribution Date . . . . .                 3.194%

          3.  Delinquent Balances.

              The aggregate amount of outstanding
              balances in the Accounts which were 30
              or more days delinquent as of the end of
              the Due Period for the current Distribution
              Date. . . . . . . . . . . . . . .                 $952,675,623.98

          4.  Investor Default Amount.

              The aggregate amount of all Defaulted
              Receivables written off as uncollectible
              during the Due Period with respect
              to the current Distribution Date
              allocable to the Series 1994-K
              Certificates (the "Investor Default
              Amount"). . . . . . . . . . . . .                   $3,435,166.31

          5.  Investor Charge-Offs.

          a.  The amount of the Investor Charge-Offs
              per $1,000 interest after reimbursement
              of any such Investor Charge-Offs for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . .                        $0.000

          b.  The amount attributable to Investor Charge-Offs,
              if any, by which the principal balance of
              the Series 1994-K  Certificates exceeds
              the Invested Amount as of the end of the
              day on the Record Date with respect
              to the current Distribution Date. .                         $0.00

          6.  Monthly Servicing Fee.

          a.  The amount of the Monthly Servicing Fee
              payable from Available Funds by the
              Trust to the Servicer with respect to
              the current Distribution Date . . .                   $312,500.00

          b.  The amount of the Interchange Monthly
              Servicing Fee payable to the Servicer
              with respect to the current
              Distribution Date . . . . . . . . .                   $520,833.33

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account (the "Available
              Cash Collateral Amount") as of the end
              of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made in respect of the preceding Due
              Period . . . . . . . . . . . . . . .               $72,500,000.00

          c.  The Available Cash Collateral Amount
              as computed in 7.b. as a percentage of the
              Invested Amount of the Series 1994-K
              Certificates as of such Due Period . . .                  14.500%

     C. The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Investor Charge-Offs set forth
              in B.5.a. above and for the distributions of
              principal set forth in A.2 above to the
              Initial Invested Amount).  The amount of a
              Certificateholder's pro rata share of the
              Invested Amount can be determined by multi-
              plying the original denomination of the
              holder's Certificate by the Pool Factor . .         100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                              Exhibit 28H

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-L
                                    January 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L Certificateholders on the
                 Payment Date per $1,000 interest. . . .                  $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-L Certificates,
                 per $1,000 interest . . . . . . . . . .                  $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                  $5.958

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $252,788,017.94

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L Certificates. . . . .          $8,255,276.83

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .               $16.511

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,656,405,810.36

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.194%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.194%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $952,675,623.98

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,435,166.31

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . .                11.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by
                 multiplying the original denomination of the
                 holder's Certificate by the Pool Factor . . .     100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Michael J. Sheahan
                                             _______________________________

                                      Title:         Vice President

                                                                    Exhibit 28I

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-M
                                    January 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).


             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest..............  $4.871

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest...........................  $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest......................................  $4.871

         B.  Information Regarding the Performance of the Trust.

     1.  Collections of Receivables.

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series............... $252,788,017.94

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1995-M Certificates. ......................  $9,434,602.09

     c.  The aggregate amount of Collections
         of Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates................  $8,255,276.82

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest.....................        $16.511

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date.....................................  $3,206,680.42

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution
         Date allocated in respect of the
         Class A Certificates..................................          $0.00

     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1995-M Certificates, if any....................          $0.00

     h.  The amount of Excess Principal Collections
         allocated in respect of the
         Series 1995-M Certificates, if any....................          $0.00


     2.  Receivables in Trust.

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).......... $15,656,405,810.36

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date............................. $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date..................... $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M  Certificates for the Due
                 Period with respect to the current
                 Distribution Date.............................           3.650%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date..............           3.650%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date.............................          87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date.............................          87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date.............................          12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date.............................          12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date.......................................... $952,675,623.98

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). ...................................... $3,925,904.36

             b.  The Class A Investor Default Amount............. $3,435,166.31

             c.  The Collateral Investor Default Amount..........   $490,738.05

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date............................................         $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date............................................         $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date............................................         $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date............................................   $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date............................................   $595,238.10

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $5,714,286.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .              $71,428,572.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .              $71,428,572.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

     C.  The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Class A Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Class A Investor Charge-Offs set
              forth in B.5.a. above and for the distributions
              of principal set forth in A.2 above to the
              Class A Initial Invested Amount).  The amount
              of a Class A Certificateholder's pro rata share
              of the Class A Invested Amount can be determined
              by multiplying the original denomination of the
              holder's Class A Certificate by the Pool
              Factor . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28J

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-N
                                   January 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                  $4.805

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                  $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                  $4.805

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period with
        respect to the current Distribution Date which
        were allocated in respect of the Investor
        Certificates of all Series .......................      $252,788,017.94

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period with
        respect to the current Distribution Date which
        were allocated in respect of the Series 1995-N
        Certificates .....................................        $9,434,602.09

    c.  The aggregate amount of Collections of
        Receivables processed for the Due Period with
        respect to the current Distribution Date which
        were allocated in respect of the Class A
        Certificates .....................................        $8,255,276.82

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect to the
        current Distribution Date which were allocated
        in respect of Class A Certificates, per $1,000
        interest .........................................              $16.511

    e.  The amount of Excess Spread for the Due Period
        with respect to the current Distribution Date ....        $3,240,013.75

    f.  The amount of Reallocated Principal Collections
        for the Due Period with respect to the current
        Distribution Date allocated in respect of the
        Class A Certificates .............................                $0.00

    g.  The amount of Excess Finance Charge Collections
        allocated in respect of the Series 1995-N
        Certificates, if any .............................                $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the Series 1995-N
        Certificates, if any .............................                $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the Due
        Period with respect to the current Distribution
        Date (which reflects the Principal Receivables
        represented by the Exchangeable Seller's
        Certificate and by the Investor Certificates of
        all Series) ......................................   $15,656,405,810.36

    b.  The amount of Principal Receivables in the Trust
        represented by the Series 1995-N Certificates
        (the "Invested Amount") for the Due Period with
        respect to the current Distribution Date .........      $571,428,572.00

    c.  The amount of Principal Receivables in the Trust
        represented by the Class A Certificates (the
        "Class A Invested Amount") for the Due Period
        with respect to the current Distribution Date ....      $500,000,000.00

    d.  The Invested Percentage with respect to Finance
        Charge Receivables (including Interchange) and
        Defaulted Receivables for the Series 1995-N
        Certificates for the Due Period with respect to
        the current Distribution Date ....................                3.650%

    e.  The Invested Percentage with respect to Principal
        Receivables for the Series 1995-N Certificates
        for the Due Period with respect to the current
        Distribution Date ................................                3.650%

    f.  The Class A Floating Percentage for the Due
        Period with respect to the current Distribution
        Date .............................................               87.500%

    g.  The Class A Principal Percentage for the Due
        Period with respect to the current Distribution
        Date .............................................               87.500%

    h.  The Collateral Floating Percentage for the Due
        Period with respect to the current Distribution
        Date .............................................               12.500%

    i.  The Collateral Principal Percentage for the Due
        Period with respect to the current Distribution
        Date .............................................               12.500%


    3.  Delinquent Balances.

        The aggregate amount of outstanding balances in
        the Accounts which were 30 or more days
        delinquent as of the end of the Due Period for
        the current Distribution Date ....................      $952,675,623.98

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted Receivables
        written off as uncollectible during the Due
        Period with respect to the current Distribution
        Date allocable to the Series 1995-N Certificates
        (the "Investor Default Amount") ..................        $3,925,904.36

    b.  The Class A Investor Default Amount ..............        $3,435,166.31

    c.  The Collateral Investor Default Amount ...........          $490,738.05


    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor Charge-Offs
        per $1,000 interest after reimbursement of any
        such Class A Investor Charge-Offs for the Due
        Period with respect to the current Distribution
        Date .............................................                $0.00

    b.  The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal
        balance of the Class A Certificates exceeds the
        Class A Invested Amount as of the end of the day
        on the Record Date with respect to the current
        Distribution Date ................................                $0.00

    c.  The amount of the Collateral Charge-Offs, if any,
        for the Due Period with respect to the current
        Distribution Date ................................                $0.00


    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee payable
        by the Trust to the Servicer with respect to the
        current Distribution Date ........................          $357,142.86

    b.  The amount of the Interchange Monthly Servicing
        Fee payable to the Servicer with respect to the
        current Distribution Date ........................          $595,238.10

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $5,714,286.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .              $71,428,572.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .              $71,428,572.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

     C.  The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Class A Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Class A Investor Charge-Offs set
              forth in B.5.a. above and for the distributions
              of principal set forth in A.2 above to the
              Class A Initial Invested Amount).  The amount
              of a Class A Certificateholder's pro rata share
              of the Class A Invested Amount can be determined
              by multiplying the original denomination of the
              holder's Class A Certificate by the Pool
              Factor . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28K

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-O
                                    January 7, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .               $4.863

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .               $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .               $4.863

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $252,788,017.94

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-O  Certificates. . . . .         $9,434,602.09

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,255,276.82

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.511

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,210,847.09

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,656,405,810.36

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.650%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.650%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $952,675,623.98

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,925,904.36

             b.  The Class A Investor Default Amount. .           $3,435,166.31

             c.  The Collateral Investor Default Amount.            $490,738.05

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $5,714,286.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .              $71,428,572.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .              $71,428,572.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

     C.  The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Class A Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Class A Investor Charge-Offs set
              forth in B.5.a. above and for the distributions
              of principal set forth in A.2 above to the
              Class A Initial Invested Amount).  The amount
              of a Class A Certificateholder's pro rata share
              of the Class A Invested Amount can be determined
              by multiplying the original denomination of the
              holder's Class A Certificate by the Pool
              Factor . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28L

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-P
                                    January 7, 1997

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .               $4.821

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .               $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .               $4.821

B.  Information Regarding the Performance of the Trust.

        1.  Collections of Receivables.

        a.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Investor Certificates of all Series.       $252,788,017.94

        b.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Series 1995-P Certificates. . . . .          $9,434,602.09

        c.  The aggregate amount of Collections
            of Receivables processed for the Due
            Period with respect to the current
            Distribution Date which were allocated
            in respect of the Class A Certificates . . .     $8,255,276.82

        d.  The amount of Collections of Receivables
            processed for the Due Period with respect
            to the current Distribution Date which were
            allocated in respect of Class A
            Certificates, per $1,000 interest. . . .               $16.511

        e.  The amount of Excess Spread for the Due
            Period with respect to the current
            Distribution Date. . . . . . . . . . . .         $3,231,680.42

        f.  The amount of Reallocated Principal
            Collections for the Due Period with
            respect to the current Distribution
            Date allocated in respect of the
            Class A Certificates . . . . . . . . . .                 $0.00

        g.  The amount of Excess Finance Charge
            Collections allocated in respect of the
            Series 1995-P Certificates, if any . . .                 $0.00

        h.  The amount of Excess Principal Collections
            allocated in respect of the
            Series 1995-P Certificates, if any . . .                 $0.00


        2.  Receivables in Trust.

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by the
            Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series).   $15,656,405,810.36

        b.  The amount of Principal Receivables in
            the Trust represented by the Series 1995-P
            Certificates (the "Invested Amount") for
            the Due Period with respect to the current
            Distribution Date . . . . . . . . . . .        $571,428,572.00

        c.  The amount of Principal Receivables
            in the Trust represented by the Class A
            Certificates (the "Class A Invested Amount")
            for the Due Period with respect to the
            current Distribution Date . . . . . . .        $500,000,000.00

        d.  The Invested Percentage with respect to
            Finance Charge Receivables (including
            Interchange) and Defaulted Receivables for
            the Series 1995-P Certificates for the Due
            Period with respect to the current
            Distribution Date . . . . . . . . . . .                  3.650%

        e.  The Invested Percentage with respect to
            Principal Receivables for the Series 1995-P
            Certificates for the Due Period with respect
            to the current Distribution Date. . . .                  3.650%

        f.  The Class A Floating Percentage for the
            Due Period with respect to the current
            Distribution Date . . . . . . . . . . .                 87.500%

        g.  The Class A Principal Percentage for the
            Due Period with respect to the current
            Distribution Date . . . . . . . . . . .                 87.500%

        h.  The Collateral Floating Percentage for the
            Due Period with respect to the current
            Distribution Date . . . . . . . . . . .                 12.500%

        i.  The Collateral Principal Percentage for the
            Due Period with respect to the current
            Distribution Date . . . . . . . . . . .                 12.500%


        3.  Delinquent Balances.


            The aggregate amount of outstanding
            balances in the Accounts which were 30
            or more days delinquent as of the end of
            the Due Period for the current Distribution
            Date. . . . . . . . . . . . . . . . . .        $952,675,623.98

        4.  Investor Default Amount.

        a.  The aggregate amount of all Defaulted
            Receivables written off as uncollectible
            during the Due Period with respect
            to the current Distribution Date
            allocable to the Series 1995-P
            Certificates (the "Investor Default
            Amount"). . . . . . . . . . . . . . . .          $3,925,904.36

        b.  The Class A Investor Default Amount. .           $3,435,166.31

        c.  The Collateral Investor Default Amount.            $490,738.05

        5.  Investor Charge-Offs.

        a.  The amount of the Class A Investor
            Charge-Offs per $1,000 interest after
            reimbursement of any such Class A
            Investor Charge-Offs for the Due Period
            with respect to the current Distribution
            Date . . . . . . . . . . . . . . . . .                   $0.00

        b.  The amount attributable to Class A
            Investor Charge-Offs, if any, by which
            the principal balance of the
            Class A Certificates exceeds the
            Class A Invested Amount as of the end
            of the day on the Record Date with
            respect to the current Distribution
            Date. . . . . . . . . . . . . . . . . .                  $0.00

        c.  The amount of the Collateral Charge-
            Offs, if any, for the Due Period with
            respect to the current Distribution
            Date . . . . . . . . . . . . . . . . .                   $0.00

        6.  Monthly Servicing Fee.

        a.  The amount of the Monthly Servicing Fee
            payable by the Trust to the Servicer
            with respect to the current Distribution
            Date . . . . . . . . . . . . . . . . .             $357,142.86

        b.  The amount of the Interchange Monthly
            Servicing Fee payable to the Servicer
            with respect to the current Distribution
            Date . . . . . . . . . . . . . . . . .             $595,238.10

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $5,714,286.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .              $71,428,572.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .              $71,428,572.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .              $77,142,858.00

     C.  The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Class A Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Class A Investor Charge-Offs set
              forth in B.5.a. above and for the distributions
              of principal set forth in A.2 above to the
              Class A Initial Invested Amount).  The amount
              of a Class A Certificateholder's pro rata share
              of the Class A Invested Amount can be determined
              by multiplying the original denomination of the
              holder's Class A Certificate by the Pool
              Factor . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1.   The Deficit Controlled Amortization Amount
              for the preceding Due Period. . . . . .                     $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28M

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                                January 7, 1997

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .               $4.780

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .               $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .               $4.780

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $252,788,017.94

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-Q  Certificates. . . . .        $16,982,283.77

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .    $14,859,498.30

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.511

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $5,854,524.76

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,656,405,810.36

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .      $1,028,571,429.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $900,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-Q  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  6.570%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-Q
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  6.570%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $952,675,623.98

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-Q
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $7,066,627.85

    b.  The Class A Investor Default Amount. .           $6,183,299.37

    c.  The Collateral Investor Default Amount.            $883,328.48

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $642,857.14

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .           $1,071,428.57

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .              $10,285,714.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .             $128,571,429.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .             $128,571,429.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .             $138,857,143.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .             $138,857,143.00

     C.  The Pool Factor.

              The Pool Factor (which represents the ratio
              of the Class A Invested Amount on the last day
              of the month ending on the Record Date
              adjusted for Class A Investor Charge-Offs set
              forth in B.5.a. above and for the distributions
              of principal set forth in A.2 above to the
              Class A Initial Invested Amount).  The amount
              of a Class A Certificateholder's pro rata share
              of the Class A Invested Amount can be determined
              by multiplying the original denomination of the
              holder's Class A Certificate by the Pool
              Factor . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28N


                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-R
                         Due Period Ending: November, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .          $3.025

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .          $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .          $3.025

         * Payment at the January 15, 1997 Distribution Date includes activity from Due Periods ending November and December, 1996.

       B.    Information Regarding the Performance of the Trust.


             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $515,599,116.79

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-R Certificates. . . . .          $4,903,701.90

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $4,290,739.15

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $10.727

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $1,780,838.80

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,636,362,502.95

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-R
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-R Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.924%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-R
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.924%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $916,504,154.75

             4.  Investor Default Amount.


             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-R
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $2,131,707.49

             b.  The Class A Investor Default Amount. .           $1,865,244.05

             c.  The Collateral Investor Default Amount.            $266,463.44

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .              $47,619.05

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .              $79,365.08

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $4,571,429.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .              $57,142,858.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .              $57,142,858.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .              $61,714,287.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .              $61,714,287.00

     C.  The Pool Factor.

            The Pool Factor (which represents the ratio
            of the Class A Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Class A Investor Charge-Offs set
            forth in B.5.a. above and for the distributions
            of principal set forth in A.2 above to the
            Class A Initial Invested Amount).  The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            holder's Class A Certificate by the Pool
            Factor . . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28O

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-R
                         Due Period Ending: December, 1996

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .               $4.730

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .               $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .               $4.730


*Payment at the January 15, 1997 Distribution Date includes activity from Due
 Periods ending November and December, 1996. For information related to November activity, see Certificateholder's Payment Date Statement for Due Period ending November, 1996.

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $252,788,017.94

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-R  Certificates. . . . .         $7,547,681.68

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .     $6,604,221.45

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.511

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $2,622,011.01

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-R Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-R Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,656,405,810.36

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-R
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $457,142,858.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $400,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-R  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  2.920%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-R
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  2.920%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $952,675,623.98

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-R
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $3,140,723.49

    b.  The Class A Investor Default Amount. .           $2,748,133.05

    c.  The Collateral Investor Default Amount.            $392,590.44

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $285,714.29

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $476,190.48

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $4,571,429.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .              $57,142,858.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .              $57,142,858.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .              $61,714,287.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .              $61,714,287.00

     C.  The Pool Factor.

            The Pool Factor (which represents the ratio
            of the Class A Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Class A Investor Charge-Offs set
            forth in B.5.a. above and for the distributions
            of principal set forth in A.2 above to the
            Class A Initial Invested Amount).  The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            holder's Class A Certificate by the Pool
            Factor . . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28P

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-S
                         Due Period Ending: November, 1996

               ---------------------------------------------------


                    Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


          A.  Information Regarding the Current Distribution
              (Stated on the Basis of $1000 Original Principal Amount).

              1.  The total amount of the distribution to
                  Class A Certificateholders on the
                  Payment Date per $1,000 interest. . . .                $3.056

              2.  The amount of the distribution set forth
                  in paragraph 1 above in respect of
                  principal on the Class A Certificates,
                  per $1,000 interest . . . . . . . . . .                $0.000

              3.  The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on
                  the Class A Certificates, per $1,000
                  interest. . . . . . . . . . . . . . . .                $3.056

          * Payment at the January 15, 1997 Distribution Date includes activity from Due Periods ending November and December, 1996.

     B.   Information Regarding the Performance of the Trust.

          1.  Collections of Receivables.

          a.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Investor Certificates of all Series.          $515,599,116.79

          b.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Series 1996-S Certificates. . . . .             $8,581,478.30

          c.  The aggregate amount of Collections
              of Receivables processed for the Due
              Period with respect to the current
              Distribution Date which were allocated
              in respect of the Class A Certificates . . .        $7,508,793.52

          d.  The amount of Collections of Receivables
              processed for the Due Period with respect
              to the current Distribution Date which were
              allocated in respect of Class A
              Certificates, per $1,000 interest. . . .                  $10.727

          e.  The amount of Excess Spread for the Due
              Period with respect to the current
              Distribution Date. . . . . . . . . . . .            $3,095,079.00

          f.  The amount of Reallocated Principal
              Collections for the Due Period with
              respect to the current Distribution
              Date allocated in respect of the
              Class A Certificates . . . . . . . . . .                    $0.00

          g.  The amount of Excess Finance Charge
              Collections allocated in respect of the
              Series 1996-S Certificates, if any . . .                    $0.00

          h.  The amount of Excess Principal Collections
              allocated in respect of the
              Series 1996-S Certificates, if any . . .                    $0.00


          2.  Receivables in Trust.

          a.  Aggregate Principal Receivables for the
              Due Period with respect to the current
              Distribution Date (which reflects the
              Principal Receivables represented by the
              Exchangeable Seller's Certificate and by
              the Investor Certificates of all Series).      $15,636,362,502.95

          b.  The amount of Principal Receivables in
              the Trust represented by the Series 1996-S
              Certificates (the "Invested Amount") for
              the Due Period with respect to the current
              Distribution Date . . . . . . . . . . .           $800,000,000.00

          c.  The amount of Principal Receivables
              in the Trust represented by the Class A
              Certificates (the "Class A Invested Amount")
              for the Due Period with respect to the
              current Distribution Date . . . . . . .           $700,000,000.00

          d.  The Invested Percentage with respect to
              Finance Charge Receivables (including
              Interchange) and Defaulted Receivables for
              the Series 1996-S Certificates for the Due
              Period with respect to the current
              Distribution Date . . . . . . . . . . .                    5.116%

          e.  The Invested Percentage with respect to
              Principal Receivables for the Series 1996-S
              Certificates for the Due Period with respect
              to the current Distribution Date. . . .                    5.116%

          f.  The Class A Floating Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                   87.500%

          g.  The Class A Principal Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                   87.500%

          h.  The Collateral Floating Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                   12.500%

          i.  The Collateral Principal Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                   12.500%


          3.  Delinquent Balances.


              The aggregate amount of outstanding
              balances in the Accounts which were 30
              or more days delinquent as of the end of
              the Due Period for the current Distribution
              Date. . . . . . . . . . . . . . . . . .           $916,504,154.75

          4.  Investor Default Amount.

          a.  The aggregate amount of all Defaulted
              Receivables written off as uncollectible
              during the Due Period with respect
              to the current Distribution Date
              allocable to the Series 1996-S
              Certificates (the "Investor Default
              Amount"). . . . . . . . . . . . . . . .             $3,730,488.09

          b.  The Class A Investor Default Amount. .              $3,264,177.08

          c.  The Collateral Investor Default Amount.               $466,311.01

          5.  Investor Charge-Offs.

          a.  The amount of the Class A Investor
              Charge-Offs per $1,000 interest after
              reimbursement of any such Class A
              Investor Charge-Offs for the Due Period
              with respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                      $0.00

          b.  The amount attributable to Class A
              Investor Charge-Offs, if any, by which
              the principal balance of the
              Class A Certificates exceeds the
              Class A Invested Amount as of the end
              of the day on the Record Date with
              respect to the current Distribution
              Date. . . . . . . . . . . . . . . . . .                     $0.00

          c.  The amount of the Collateral Charge-
              Offs, if any, for the Due Period with
              respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                      $0.00

          6.  Monthly Servicing Fee.

          a.  The amount of the Monthly Servicing Fee
              payable by the Trust to the Servicer
              with respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                 $83,333.33

          b.  The amount of the Interchange Monthly
              Servicing Fee payable to the Servicer
              with respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                $138,888.89

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $8,000,000.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .             $100,000,000.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .             $100,000,000.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .             $108,000,000.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .             $108,000,000.00

     C.  The Pool Factor.

            The Pool Factor (which represents the ratio
            of the Class A Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Class A Investor Charge-Offs set
            forth in B.5.a. above and for the distributions
            of principal set forth in A.2 above to the
            Class A Initial Invested Amount).  The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            holder's Class A Certificate by the Pool
            Factor . . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President

                                                                     Exhibit 28Q

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-S
                         Due Period Ending: December, 1996

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


     A.   Information Regarding the Current Distribution
          (Stated on the Basis of $1000 Original Principal Amount).

          1.  The total amount of the distribution to
              Class A Certificateholders on the
              Payment Date per $1,000 interest. . . .                    $4.775

          2.  The amount of the distribution set forth
              paragraph 1 above in respect of
              principal on the Class A Certificates,
              per $1,000 interest . . . . . . . . . .                    $0.000

          3.  The amount of the distribution set forth in
              paragraph 1 above in respect of interest on
              the Class A Certificates, per $1,000
              interest. . . . . . . . . . . . . . . .                    $4.775

     *Payment at the January 15, 1997 Distribution Date includes activity from Due Periods ending November and December, 1996. For information related to November activity, see Certificateholder's Payment Date Statement for Due Period ending November, 1996.

     B.   Information Regarding the Performance of the Trust.

          1.  Collections of Receivables.

          a.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Investor Certificates of all Series.          $252,788,017.94

          b.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Series 1996-S Certificates. . . . .            $13,208,442.94

          c.  The aggregate amount of Collections
              of Receivables processed for the Due
              Period with respect to the current
              Distribution Date which were allocated
              in respect of the Class A Certificates . . .       $11,557,387.57

          d.  The amount of Collections of Receivables
              processed for the Due Period with respect
              to the current Distribution Date which were
              allocated in respect of Class A
              Certificates, per $1,000 interest. . . .                  $16.511

          e.  The amount of Excess Spread for the Due
              Period with respect to the current
              Distribution Date. . . . . . . . . . . .            $4,556,435.93

          f.  The amount of Reallocated Principal
              Collections for the Due Period with
              respect to the current Distribution
              Date allocated in respect of the
              Class A Certificates . . . . . . . . . .                    $0.00

          g.  The amount of Excess Finance Charge
              Collections allocated in respect of the
              Series 1996-S Certificates, if any . . .                    $0.00

          h.  The amount of Excess Principal Collections
              allocated in respect of the
              Series 1996-S Certificates, if any . . .                    $0.00


          2.  Receivables in Trust.

          a.  Aggregate Principal Receivables for the
              Due Period with respect to the current
              Distribution Date (which reflects the
              Principal Receivables represented by the
              Exchangeable Seller's Certificate and by
              the Investor Certificates of all Series).      $15,656,405,810.36

          b.  The amount of Principal Receivables in
              the Trust represented by the Series 1996-S
              Certificates (the "Invested Amount") for
              the Due Period with respect to the current
              Distribution Date . . . . . . . . . . .           $800,000,000.00

          c.  The amount of Principal Receivables
              in the Trust represented by the Class A
              Certificates (the "Class A Invested Amount")
              for the Due Period with respect to the
              current Distribution Date . . . . . . .           $700,000,000.00

          d.  The Invested Percentage with respect to
              Finance Charge Receivables (including
              Interchange) and Defaulted Receivables for
              the Series 1996-S Certificates for the Due
              Period with respect to the current
              Distribution Date . . . . . . . . . . .                     5.110%

          e.  The Invested Percentage with respect to
              Principal Receivables for the Series 1996-S
              Certificates for the Due Period with respect
              to the current Distribution Date. . . .                     5.110%

          f.  The Class A Floating Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                    87.500%

          g.  The Class A Principal Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                    87.500%

          h.  The Collateral Floating Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                    12.500%

          i.  The Collateral Principal Percentage for the
              Due Period with respect to the current
              Distribution Date . . . . . . . . . . .                    12.500%


          3.  Delinquent Balances.


              The aggregate amount of outstanding
              balances in the Accounts which were 30
              or more days delinquent as of the end of
              the Due Period for the current Distribution
              Date. . . . . . . . . . . . . . . . . .           $952,675,623.98

          4.  Investor Default Amount.

          a.  The aggregate amount of all Defaulted
              Receivables written off as uncollectible
              during the Due Period with respect
              to the current Distribution Date
              allocable to the Series 1996-S
              Certificates (the "Investor Default
              Amount"). . . . . . . . . . . . . . . .             $5,496,266.10

          b.  The Class A Investor Default Amount. .              $4,809,232.84

          c.  The Collateral Investor Default Amount.               $687,033.26

          5.  Investor Charge-Offs.

          a.  The amount of the Class A Investor
              Charge-Offs per $1,000 interest after
              reimbursement of any such Class A
              Investor Charge-Offs for the Due Period
              with respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                      $0.00

          b.  The amount attributable to Class A
              Investor Charge-Offs, if any, by which
              the principal balance of the
              Class A Certificates exceeds the
              Class A Invested Amount as of the end
              of the day on the Record Date with
              respect to the current Distribution
              Date. . . . . . . . . . . . . . . . . .                     $0.00

          c.  The amount of the Collateral Charge-
              Offs, if any, for the Due Period with
              respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                      $0.00

          6.  Monthly Servicing Fee.

          a.  The amount of the Monthly Servicing Fee
              payable by the Trust to the Servicer
              with respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                $500,000.00

          b.  The amount of the Interchange Monthly
              Servicing Fee payable to the Servicer
              with respect to the current Distribution
              Date . . . . . . . . . . . . . . . . .                $833,333.33

          7.  Available Cash Collateral Amount.

          a.  The amount, if any, withdrawn
              from the Cash Collateral Account
              for the current Distribution Date
              (the "Withdrawal Amount") . . . . .                         $0.00

          b.  The amount available to be withdrawn from
              the Cash Collateral Account as of the
              end of the day on the current Distribution
              Date, after giving effect to all
              withdrawals, deposits and payments to be
              made on such Distribution Date (the
              "Available Cash Collateral Amount" for
              the next Distribution Date) . . . . .               $8,000,000.00

          c.  The amount as computed in 7.b as a
              percentage of the Class A Invested
              Amount after giving effect to all
              reductions thereof on the current
              Distribution Date . . . . . . . . . .                       1.143%

          8.  Collateral Invested Amount.

          a.  The Collateral Invested Amount for the
              current Distribution Date . . . . . .             $100,000,000.00

          b.  The Collateral Invested Amount after
              giving effect to all withdrawals,
              deposits and payments on the current
              Distribution Date . . . . . . . . . .             $100,000,000.00

          9.  Total Enhancement.

          a.  The total Enhancement for the current
              Distribution Date . . . . . . . . . .             $108,000,000.00

          b.  The total Enhancement after giving
              effect to all withdrawals, deposits
              and payments on the current
              Distribution Date . . . . . . . . . .             $108,000,000.00

     C.  The Pool Factor.

            The Pool Factor (which represents the ratio
            of the Class A Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Class A Investor Charge-Offs set
            forth in B.5.a. above and for the distributions
            of principal set forth in A.2 above to the
            Class A Initial Invested Amount).  The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            holder's Class A Certificate by the Pool
            Factor . . . . . . . . . . . . . . . .                 100.00000000%

     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . .                       $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By /s/ Michael J. Sheahan
                                          ----------------------

                                       Title:   Vice President